UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST REPORTED EVENT - APRIL 17, 2006

                        WIRELESS AGE COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

           NEVADA                      001-31338               98-0336674
           ------                      ---------               ----------
(State or other jurisdiction of       (Commission             (IRS Employer
        incorporation)                File Number)        Identification Number)

                            6200 Tomken Road, Unit A
                       Mississauga, Ontario Canada L5T 1X7
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (905) 696-2850
                                 --------------
          (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02: Departure of Directors or Principal Officer.

On April 20, 2006, Wireless Age Communications, Inc. (the "Company") announced that at a meeting of the Company's board of directors held on April 17, 2006, John G. Simmonds and Kenneth J. Adelberg voluntarily resigned as directors. Mr. Simmonds has been Chairman of the Board since March 13, 2003 and served as CEO from March 13, 2003 to September 12, 2005. Mr. Adelberg has also served as a director since 2003 and was as an audit and compensation committee member.

With these resignations the remaining members of the board of directors are; Bradley J. Poulos, Brian Usher-Jones and Stephen Dulmage. On April 17, 2006, Mr. Poulos was elected Chairman of the Board.

Both of these resignations were voluntary, neither involved a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Item 9.01: Financial Statements and Exhibits.

Exhibit 99.1 Press Release Titled Wireless Age - Director Resignations.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Wireless Age Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               WIRELESS AGE COMMUNICATIONS, INC.

Dated: April 21, 2006

                                              By: /s/ Gary N. Hokkanen
                                                  ------------------------------
                                                  Name:  Gary N. Hokkanen
                                                  Title: Chief Financial Officer


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